UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2017 (May 4, 2017)

ALLERGAN PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36867	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clonshaugh Business and Technology Park

Coolock, Dublin, D17 E400, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2017, Allergan plc (the “Company” or “Allergan”) held its 2017 Annual General Meeting of Shareholders (the “AGM”) in Dublin, Ireland. There were 335,496,312 ordinary shares of Allergan outstanding as of March 8, 2017, the record date for the AGM. A quorum was present at the AGM.

At the AGM, the Company’s shareholders voted on six of a total of six proposals, as described below.

1.	Election of Directors:

The following directors were individually re-appointed as members of the Board of Directors to hold office until the 2018 Annual General Meeting of Shareholders or until each of their respective successors is duly elected and qualified, with voting results as follows:

	For	Against	Abstain	Broker Non-Votes
Nesli Basgoz, M.D.	270,911,160	1,505,924	1,924,759	23,785,718
Paul M. Bisaro	258,768,731	14,372,735	1,200,377	23,785,718
James H. Bloem	271,827,774	1,305,816	1,208,253	23,785,718
Christopher W. Bodine	269,419,574	3,714,610	1,207,659	23,785,718
Adriane M. Brown	271,897,419	1,238,175	1,206,249	23,785,718
Christopher J. Coughlin	270,382,710	2,746,868	1,212,265	23,785,718
Catherine M. Klema	268,437,484	4,700,530	1,203,829	23,785,718
Peter J. McDonnell, M.D.	271,495,801	1,642,640	1,203,402	23,785,718
Patrick J. O’Sullivan	271,841,612	1,294,225	1,206,006	23,785,718
Brenton L. Saunders	266,443,768	6,030,959	1,867,116	23,785,718
Ronald R. Taylor	268,339,103	4,788,555	1,214,185	23,785,718
Fred G. Weiss	266,742,308	6,388,237	1,211,298	23,785,718

2.	Advisory Vote on the Compensation of Named Executive Officers:

The Company’s shareholders voted to approve, in a non-binding vote, the compensation of the Company’s Named Executive Officers, as such compensation was described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Company’s 2017 Proxy Statement dated March 24, 2017, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
263,871,717	5,534,144	4,935,982	23,785,718

3.	Advisory Vote on the Frequency of an Advisory Vote on the Compensation of Our Named Executive Officers:

The Company’s shareholders voted to recommend, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years, with voting results as follows:

One Year	Two Years	Three Years	Abstain
252,577,560	358,826	20,113,354	1,292,103

4.	Ratification of the Appointment of PricewaterhouseCoopers LLP:

The Company’s shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and authorized, in a binding vote, the Board of Directors, acting through its Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration, with voting results as follows:

For	Against	Abstain
291,248,629	5,609,728	1,269,204

5.	Performance Goals:

The Company’s shareholders approved the material terms of the performance goals for the purposes of Section 162(m) of the Internal Revenue Code under the Allergan plc 2017 Annual Incentive Compensation Plan, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
266,217,197	3,400,873	4,723,773	23,785,718

6.	Shareholder Proposal regarding an Independent Board Chairman:

The Company’s shareholders rejected a shareholder proposal that the Company adopt as policy, and amend our governing documents as necessary, to require the Chair of the Board of Directors, whenever possible, to be an independent member of the Board, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
56,223,593	216,646,396	1,471,854	23,785,718

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2017	Allergan plc

	By:	/s/ A. Robert D. Bailey
A. Robert D. Bailey
Chief Legal Officer and Corporate Secretary